NORTHSTAR MID-CAP GROWTH FUND
                 Prospectus Supplement dated September 21, 1998
                       to Prospectus dated August 20, 1998

The disclosure in the section entitled "NORTHSTAR MID-CAP GROWTH FUND-HOLDINGS" is hereby amended to reflect that:

Effective September 21, 1998, the definition of "mid-sized companies" on page 2 is revised to read as follows:

     "companies with a market capitalization of between $800 million to $5 billion".